Exhibit 6


                             Joint Filing Agreement


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows of or has reason to believe that such information is not accurate.

Dated:     March 1, 2001      HEARTLAND INDUSTRIAL ASSOCIATES L.L.C.


                              By:    /s/ David A. Stockman
                                     -------------------------------------------
                                     Name:  David A. Stockman


                              HEARTLAND INDUSTRIAL PARTNERS (FF), L.P.


                              By:    HEARTLAND INDUSTRIAL ASSOCIATES L.L.C.


                              By: /s/ David A. Stockman
                                  ----------------------------------------------
                                     Name:  David A. Stockman


                              HEARTLAND INDUSTRIAL PARTNERS (E1), L.P.


                              By:    HEARTLAND INDUSTRIAL ASSOCIATES L.L.C.


                              By:    /s/ David A. Stockman
                                     -------------------------------------------
                                     Name:  David A. Stockman


                              HEARTLAND INDUSTRIAL PARTNERS (K1), L.P.


                              By:    HEARTLAND INDUSTRIAL ASSOCIATES L.L.C.


                              By:    /s/ David A. Stockman
                                     -------------------------------------------
                                     Name:  David A. Stockman

                              HEARTLAND INDUSTRIAL PARTNERS (C1), L.P.


                              By:    HEARTLAND INDUSTRIAL ASSOCIATES L.L.C.


                              By:    /s/ David A. Stockman
                                     -------------------------------------------
                                     Name:  David A. Stockman


                              HEARTLAND INDUSTRIAL PARTNERS, L.P.

                              By: HEARTLAND INDUSTRIAL ASSOCIATES L.L.C.



                              By: /s/ David A. Stockman
                                  ----------------------------------------------
                                     Name:  David A. Stockman